UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2023

OAKTREE STRATEGIC CREDIT FUND

(Exact name of Registrant as specified in its charter)

Delaware	814-01471	87-6827742
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure.

On November 7, 2023, Oaktree Strategic Credit Fund (the “Company”) announced that total investment income for the three months ended September 30, 2023 is estimated to be between $49.4 million and $50.4 million, net expenses for the three months ended September 30, 2023 are estimated to be between $22.4 million and $23.4 million, and net investment income for the three months ended September 30, 2023 is estimated to be between $26.0 million and $28.0 million.

The preliminary estimates described in the preceding paragraph are subject to the completion of the Company’s financial closing procedures and are not a comprehensive statement of the Company’s financial results for the three months ended September 30, 2023. The Company’s actual results may differ materially from these estimates as a result of the completion of the Company’s financial closing procedures, final adjustments and other developments arising between now and the time that the Company’s financial results for the year ended September 30, 2023 are finalized. These preliminary estimates have been prepared by, and are the responsibility of, management. The Company’s independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to such preliminary estimates, and, accordingly, does not express an opinion or any other form of assurance with respect thereto.

The following are select portfolio company statistics as of September 30, 20231:

Median EBITDA	$251 million[2]
Leverage (through tranche)	4.7x
LTV (through tranche)	38%
Interest coverage	2.0x

[1]	All figures based on medians.
[2]

EBITDA-based statistics are based on debt positions only, excluding non-EBITDA based positions (e.g., structured credit, real estate, royalty interest financing, annual recurring revenue loans and Life Sciences deals, etc.) and calculated at the issuer level.

As of November 6, 2023, the Company had $570.0 million of principal debt outstanding of which $150.0 million was secured indebtedness of its consolidated subsidiaries and $420.0 million was secured indebtedness of Oaktree Strategic Credit Fund.

The information disclosed under this Item 7.01 is being “furnished” and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE STRATEGIC CREDIT FUND

Date: November 7, 2023	By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: General Counsel and Secretary